UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2009

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2009 Performance Share Program

On January 26, 2009, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (the “Company”) approved the Award Calculation Methodology for the 2009 Performance Share Program (the “Program”) under the terms of the Company’s 2003 Equity Incentive Plan. The Committee established the Program to help focus key employees on achieving specific performance goals, reinforce a team orientation, provide significant award potential for achieving outstanding performance, and enhance the ability of the Company to attract and retain highly talented and competent individuals. All members of the Company’s executive management team and other key members of senior management have been selected by the Committee to participate in the Program for fiscal year 2009. The Committee granted awards for the executive officers under the Program on January 26, 2009 in the form of a Maximum Award (as defined below) of performance shares approved pursuant to the terms of the Company’s 2003 Equity Incentive Plan.

The Program requires that the Company achieve established performance goals as an initial threshold in order to earn any performance shares under the Program; if the initial threshold is met, the Program then provides for the calculation of the performance shares actually earned.

For fiscal year 2009, the initial threshold and performance goals are set, including metrics that determine the actual number of performance shares earned, in the 2009 Award Calculation Methodology. The Award Calculation Methodology requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board under the annual operating plan as a minimum performance threshold before participants may earn any performance shares under the Program.  If the initial threshold is not achieved, all participants forfeit their entire award. If this initial threshold is achieved, the actual number of performance shares earned by each participant is set at 115% of his or her target incentive amount (the “Maximum Award”), subject to reduction based on the level of achievement of the following two metrics — non-GAAP operating profit (adjusted to include the profit associated with shippable backlog at the end of the fiscal year) and revenue (adjusted to include shippable backlog at the end of the fiscal year).  The actual number of performance shares earned will correlate to the Company’s 2009 fiscal year-end achievement for each metric. 100% achievement of both metrics will result in 105% achievement of the target incentive amount. The Maximum Award will be reduced to zero if the Company does not achieve at least 75% of its operating profit target and 90% of its revenue target for fiscal year 2009. If these minimum levels are achieved, it will result in 21% achievement of the target incentive amount.

Performance shares will be earned (if at all) upon certification by the Committee of actual performance achievement following the Company’s 2009 fiscal year-end, subject to specified change of control exceptions. In addition, as a condition to earning any part of the Maximum Award, a participant must be employed by the Company through the first anniversary of the grant date to be eligible.

Earned performance shares will vest 25% on the certification date of the achievement of the applicable metrics by the Committee, or the first anniversary of the grant date, whichever is later.  Thereafter, the earned performance shares are subject to time-based vesting and will vest as to 25% of the total number of earned performance shares each year on the second, third and fourth anniversaries of the grant date, contingent upon the participant’s continued service to the Company.

The target awards and Maximum Awards for the performance shares granted to the Company’s principal executive officer, principal financial officer and other named executive officers* on January 26, 2009 are as follows:

Officer	Title	Target Award	Maximum Award
Shantanu Narayen	President and Chief Executive Officer	47,550	54,683
Mark Garrett	Executive Vice President and Chief Financial Officer	21,100	24,265
Karen Cottle	Senior Vice President, General Counsel and Secretary	16,500	18,975
Matthew Thompson	Senior Vice President, Worldwide Field Operations	16,500	18,975

* For purposes of this filing, the term “named executive officer” refers to executive officers for whom disclosure was required in our most recent filing with the Securities Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

A participant may receive less than his or her target award, and in no event may an actual payout exceed the Maximum Award.

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete and is qualified in its entirety by reference to the Program used in connection with the 2003 Equity Incentive Plan.  A copy of each of the Program and the Form of Award Grant Notice and Performance Share Award Agreement for use in connection with grants under this Program is incorporated by reference as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The 2009 Award Calculation Methodology is attached hereto as Exhibit 10.3.

2009 Executive Officer Annual Incentive Plan

On January 26, 2009, the Committee approved the terms of the 2009 Executive Officer Annual Incentive Plan (the “Bonus Plan”), adopted pursuant to the Executive Cash Performance Bonus Plan, which is applicable to executive officers of the Company. Pursuant to the Bonus Plan, each participant is eligible to receive an incentive bonus calculated as a percentage of the executive’s base salary.

The Bonus Plan requires that the Company achieve at least 90% of the GAAP revenue target approved by the Board under the annual operating plan as a minimum performance threshold before participants may earn any incentive bonus under the Bonus Plan. If the initial threshold is not achieved, no payments are made under the Bonus Plan. If this initial threshold is achieved, each participant is eligible to earn a maximum bonus (the “Maximum Bonus”) equal to 110% of such participant’s annual bonus target, up to a maximum of $5 million, subject to reduction as described below. The target bonus is calculated by multiplying the participant’s base salary earned during the fiscal year by a Committee-approved target bonus percentage. The actual bonus earned by each participant is calculated as described below.

For fiscal year 2009, the target bonus and Maximum Bonus, expressed as a percentage of annual base salary for the Company’s principal executive officer, principal financial officer and other named executive officers, are as follows:

Officer	Title	Target Bonus	Maximum Bonus
Shantanu Narayen	President and Chief Executive Officer	125%	137.5%
Mark Garrett	Executive Vice President and Chief Financial Officer	100%	110%
Karen Cottle	Senior Vice President, General Counsel and Secretary	60%	66%
Matthew Thompson	Senior Vice President, Worldwide Field Operations	100%	110%

The Maximum Bonus for each participant is subject to reduction based on the Company’s achievement, as determined under a matrix, of established revenue (adjusted to reflect the shippable backlog at the end of the fiscal year) and non-GAAP operating profit (adjusted to include the operating profit associated with shippable backlog at the end of the fiscal year and to exclude profit sharing, quarterly incentive plan payments and annual incentive plan payments) targets. These two metrics, expressed as a percentage, form the “Corporate Result.”  The Maximum Bonus is reduced to zero if the Company does not achieve at least 75% of the operating profit target and at least 90% of the revenue target. If these minimum levels are achieved, the Corporate Result percentage is 23%. The maximum Corporate Result percentage is 110%.

The Maximum Bonus is also subject to reduction based on each individual’s achievement of specified corporate and individual strategic objectives.  The results of these individual metrics, expressed as a percentage, form the “Individual Achievement.”  The Individual Achievement percentage may not exceed 100%.

The Corporate Result and Individual Achievement are used in the calculation of the actual bonus payable under the Bonus Plan if the Corporate Result determined pursuant to the matrix is less than or equal to 100%, as follows:

Participant Target Bonus    x    Corporate Result    x    Individual Achievement

If the Corporate Result exceeds 100%, the Committee, in consultation with our Chief Executive Officer, determines an alternate percentage, referred to as the “Unit Multiplier,” which replaces the Corporate Result in calculating the actual bonus payable under the Bonus Plan. The maximum Unit Multiplier is 110% and the minimum Unit Multiplier is 100%. The Committee, in consultation with the Chief Executive Officer, will determine the Unit Multiplier for each business and functional unit of the Company based on that unit’s contributions to the Company’s results during fiscal year 2009 and the aggregate target incentive bonuses payable under the Bonus Plan for that year. The resulting percentage is the Unit Multiplier specific to that particular business or functional unit of the Company. In no event can the aggregate bonuses under the Bonus Plan be greater than the Corporate Result multiplied by the sum of the dollar value of all participants’ target incentive bonuses. The actual bonus payable under the Bonus Plan is then calculated, as follows:

Participant Target Bonus    x     Unit Multiplier      x     Individual Achievement

The description of the Bonus Plan contained herein is a summary of the material terms of the Bonus Plan, does not purport to be complete, and is qualified in its entirety by reference to the Bonus Plan summary. A copy of the Bonus Plan summary is attached to this Current Report on Form 8-K as Exhibit 10.4.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan	8-K	1/30/08	10.1
10.2	Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the 2009 Performance Share Program pursuant to the 2003 Equity Incentive Plan	8-K	1/30/08	10.2
10.3	Award Calculation Methodology to the 2009 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2009 Executive Officer Annual Incentive Plan				X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 29, 2009	By:	/s/ KAREN O. COTTLE
Karen O. Cottle
Senior Vice President, General Counsel and Secretary

EXHIBIT LIST

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Performance Share Program pursuant to the 2003 Equity Incentive Plan	8-K	1/30/08	10.1
10.2	Form of Award Grant Notice and Performance Share Award Agreement used in connection with grants under the 2009 Performance Share Program pursuant to the 2003 Equity Incentive Plan	8-K	1/30/08	10.2
10.3	Award Calculation Methodology to the 2009 Performance Share Program pursuant to the 2003 Equity Incentive Plan				X
10.4	2009 Executive Officer Annual Incentive Plan				X